SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 18, 2003

ITXC Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26739	22-3531960
(Commission File Number)	(IRS Employer Identification No.)

750 College Road East, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(609) 750-3333

(Registrant’s Telephone Number)

Item 5.    Other Events and Regulation FD Disclosure

The Company disseminated the attached press releases, one on February 18, 2003 and one on February 21, 2003.

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1 – Press Release, dated February 18, 2003.

Exhibit 99.2 – Press Release, dated February 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITXC CORP.

By:	/S/ THEODORE M. WEITZ
Name: Theodore M. Weitz Title: Vice President, General Counsel and Secretary

Date:    February 26, 2003

EXHIBIT INDEX

Exhibit 99.1 – Press Release, dated February 18, 2003.

Exhibit 99.2 – Press Release, dated February 21, 2003.